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                                                                 EXHIBIT 10.24


                        SECURITIES RESTRICTION AGREEMENT


         SECURITIES RESTRICTION AGREEMENT ("Agreement") dated as of November 13, 1996, by and among PARK 'N VIEW, INC. a Delaware corporation (the "Company"), the Existing Investors set forth on Exhibit A attached hereto and made a part hereof (the "Existing Investors") and the Investors set forth on Exhibit B attached hereto and made a part hereof (the "Investors"). The Existing Investors and the Investors are referred to herein collectively as the "Securityholders" and each individually as a "Securityholder."

         Definitions. Terms initially capitalized but not otherwise defined herein shall have the meanings given such terms in the Securities Purchase Agreement (as hereinafter defined), except for the following:

         "Qualified Sale" means a Sale or exchange of the Securities for cash or other securities which is (a) approved by at least (x) 70% of the directors and
(y) two of the directors designated by the holders of the Preferred Stock and
(b) the stated consideration is at least equal to an amount which (i) would represent, on an as converted basis, a compound annual rate of return of 35% to the Investors based upon the original issuance price of the Series B Stock, or
(ii) is 200% of the then conversion price of the Series B Stock.

         "Original Investors" shall mean Ian Williams, Nelgo Investments, Samuel Hashman, MPN Partners, Ltd. and Park 'N View General Partner, Inc.

         "Patricof Investors" shall mean the Existing Investors other than the Original Investors.

         "Prospective Purchase" shall mean any person to whom a holder shall desire to sell shares of Common Stock and who shall be identified by such Securityholder to the Company and the Holders of Securities under the terms of
Section 1 hereof.

         "Sale" means (a) the consolidation or merger of the Company into or with any corporation or corporations (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification or change of outstanding shares of the Company's Stock of any class or series, whether now or hereafter authorized, other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (b) the sale, lease or transfer by the Company of all or substantially all of its assets, (c) the capital reorganization of the Company or (d) a reclassification or change of outstanding shares of the Company's Common Stock.

         "Securities" shall mean at any time, the shares of then outstanding Common Stock and Series B Stock; provided, however, that Securities shall not be deemed to include any shares of Common Stock sold pursuant to an effective registration or any shares sold without registration


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under the Securities Act in compliance with Rule 144, or pursuant to any other exemption from registration under the Securities Act to a person who is free to resell such shares without registration under the Securities Act, and provided, further, that at any time subsequent to the closing of an initial public offering, Securities shall not include any shares which are eligible to be sold without registration under the Securities Act in compliance with subsection (k) of Rule 144.

         "Securities Purchase Agreement" shall mean that certain Stock Purchase Agreement, dated as of the date hereof, by and between the Company and each of the Investors.

         1.       Right of Co-Sale

                  (A) Right of Co-Sale. (1) Prior to a Qualifying Offering and for so long as the Investors and their Affiliates own 50% or more of the Securities purchased pursuant to the Securities Purchase Agreement, in the event that an Existing Investor desires to sell any or all of the shares of Common Stock (excluding shares of Common Stock issuable upon conversion of Series B Stock) owned by such Securityholder and receives a bona fide offer therefor (the "Selling Securityholder"), such Selling Securityholder shall so notify the Investors in writing. The notice to the Investors shall be delivered by hand, or by first-class, certified or overnight mail or courier, postage prepaid, or by telecopier (with telephonic confirmation of receipt), to their respective addresses as shown on the books of the Company, which addresses shall be provided to the Selling Securityholder by the Company. Each notice shall set forth the identity and mailing address of the prospective purchaser ("Prospective Purchaser"), the quantity and description of the Common Stock proposed to be sold, the price per share to be received therefor, the number of shares which may be sold by each Investor as determined in accordance herewith and the address of the Selling Securityholder to which the Investors may send notices to such Selling Securityholder required hereunder.

         Such notice shall state the maximum number of shares of Common Stock which may be sold to the Prospective Purchaser by each Investor as determined in accordance herewith. Each Investor shall thereupon be entitled for a period of 20 days after the date of such notice to offer to sell to the Prospective Purchaser, for such price and upon such terms, the proportion (rounded to the nearest whole share) of the number of shares of Common Stock proposed to be sold as such Holder's aggregate holding of Securities then bears to the aggregate amount of Securities then held by all Investors exercising their rights of co-sale under this subsection (A). The rights granted to the Investors in this subsection (A) may be exercised in whole or in part and shall be exercised by the tender, conditioned upon receipt of the consideration for the Common Stock sold hereunder of the maximum number of shares of Common Stock (or Series B Stock convertible into such number of shares of Common Stock) the Holder thereof desires to sell, endorsed and in transferable form, free and clear of liens, claims, security interests and other encumbrances, to the Company, which shall act as agent for purposes of such sale. On the first business day following the date 20 days following the date of the first notice given to the Investors, the Company shall notify the Selling Securityholder, the Investors, and the


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Prospective Purchaser of the amount of Securities to be sold under this subsection (A), the price to be paid for any shares of Common Stock and the price therefor. In such notice to the Prospective Purchaser, the Company shall direct the Prospective Purchaser to furnish to the Company, as agent, within 10 days of the date of such notice, the price of such tendered shares of Common Stock in the form of an official bank or certified check or checks in specified amounts. Promptly upon receipt of such check or checks, the Company shall (i) transmit each check (duly endorsed, if necessary) to the respective tendering Holder or Holder of Securities (ii) transfer the shares so purchased on the books of the Company into the name of the purchaser thereof, (iii) transmit certificates for such shares to the Prospective Purchaser thereof by first class or certified mail, (iv) transmit tendered shares not so purchased to the Holder thereof by first class or certified mail, (v) notify the Investors in writing, delivered by hand or by first-class, certified or overnight mail, postage prepaid, or by telecopier, of such sale within 5 days following the completion thereof. In the event that, as to any shares of Common Stock duly tendered and eligible for sale under this subsection (A) is not received from the Prospective Purchaser within the aforesaid 10-day period, the Company shall promptly (i) return to the Investors all the shares of Common Stock tendered by such Investors, delivered by hand or by first class, certified or overnight mail, postage prepaid, and (ii) notifying the Selling Securityholder of the return of such shares of Common Stock. Any shares of Common Stock tendered by an Investor as aforesaid received by the Company more than 20 days following the date of the first notice given to the Investors pursuant to this subsection (A) shall be ineligible for sale in accordance with such notice and the Company shall promptly return such shares of Common Stock to the tendering Holder, delivered by hand or by first class, certified or overnight mail. The balance of the number of shares of Common Stock to be sold to the Prospective Purchaser, after deduction of the number of shares of Common Stock properly tendered, if any, by one or more Investors in accordance herewith, except in the event of a public offering, merger, consolidation, or exchange of securities of the Company approved by the stockholders of the Company, may be sold by the Selling Securityholder to the Prospective Purchaser, at a price and upon the terms set forth in the first notice given to the Investors pursuant to this subsection
(A), not less than 20 days nor more than 60 days following the expiration of the 20-day period during which Investors have timely paid the purchase price for all shares properly tendered by such Holders and eligible for sale under this subsection (A).

                  (B) Transfers to Affiliates. Notwithstanding anything in this Section 1 to the contrary, each of the Patricof Investors may from time to time transfer all or part of such record owner's Common Stock (i) to a nominee identified in writing to the Company as being the nominee of or for such record owner, and any nominee of or for a beneficial owner of Common Stock identified in writing to the Company as being the nominee of or for such beneficial owner may from time to time transfer all or part of the Common Stock held in the name of such nominee but held as nominee on behalf of such Securityholder, to such Securityholder, (ii) to an Affiliate of such Securityholder, or (iii) if such Securityholder is a partnership or the nominee of a partnership, to a partner, retired partner, or estate of a partner or retired partner, of such partnership, so long as such transfer is in accordance with the


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transferee's interest in such partnership and is without consideration;
provided, however, that each such transferee shall remain subject to all restrictions on the transfer of Securities herein contained.

                  (C) De Minimis Transfers. Notwithstanding anything in this Section 1 to the contrary, each of the Original Investors may transfer in the aggregate up to 50,000 shares of Common Stock owned by him or it free of the restrictions set forth in subsection (A) of this Section 1.

                  (D) Termination of Provisions of this Section 1. The rights granted and obligations imposed in this Section 1 shall terminate on the first date on which shares of Common Stock are sold in a Qualifying Offering or the date of consummation of Sale.

                  (E) Remedies. In the event that any Existing Investor should sell any Securities in contravention of the participation rights of the Investors under this Section 1 (a "Prohibited Transfer"), the Investors may, upon the determination of holders of 66 2/3% in interest of the Securities held by such Investors, proceed to protect and enforce their rights by suit in equity or by action at law, whether for the specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in furtherance of the exercise of any power granted in this Section 1, or to enforce any other legal or equitable right of the Investor or to take one or more of such actions. In addition to any other remedy at law or in equity available to the Investors, the Investors shall have the option to sell to such Existing Investor a number of shares of Securities equal to the number of shares of Securities sold by the Existing Investor in contravention of such rights on the following terms and conditions:

                           (a)      The price per share at which the shares are
to be sold to such Existing Investor shall be equal to the price per share paid to such Existing Investor by the third party purchaser or purchasers of such Existing Investor's Securities;

                           (b)      The Investors shall deliver to such Existing
Investor, within ninety (90) days after it has received notice from such Existing Investor or otherwise became aware of the Prohibited Transfer, the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer; and

                           (c)      Such Existing Investor shall, upon receipt
of the certificates for the repurchased shares, pay the aggregate purchase price therefor, by certified check or bank draft made payable to the order of the Investor and shall reimburse the investor for any additional expenses, including legal fees and expenses, incurred in effecting such purchase and resale.



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         2.       Sale of the Company-Obligation to Sell. Upon a Qualified Sale,
each Securityholder shall sell, exchange or otherwise transfer his, her of its Securities in accordance with the terms and conditions of the Qualified Sale. Each Securityholder shall execute such documents and perform such acts, including, without limitation, voting his, her or its Securities, as may be reasonably necessary to consummate the Qualified Sale including a transfer of his, her or its Securities; provided, however, that no Securityholder who is not an officer or director of the Company shall be required to make any representations or warranties in any such document, other than with respect to the status of such Securityholder's title to his, her or its shares of Common Stock and whether or not he, she or it is an accredited investor (as that term is defined in Rule 501 promulgated by the Securities and Exchange Commission under the Securities Act).

         3. Legend. All certificates representing shares of Common Stock of the Company which are subject to Section 1(A) hereof shall bear a legend in substantially the following form:

                  "This certificate and the shares represented hereby may not be sold, assigned, bequeathed, transferred (including by will or pursuant to the laws of descent and distribution or otherwise), pledged, encumbered or otherwise disposed of or be made the subject of a security interest except as provided in that certain Securities Restriction Agreement dated as of November 13, 1996."

         4.       Miscellaneous.

                  (A) Amendments. This Agreement may not be altered, amended or supplemented except in a written instrument executed by (i) the Company, (ii) Securityholders owning a majority of the Common Stock, (iii) Securityholders owning a majority of the Series A Stock and (iv) Securityholders owning 66_% of the Series B Stock.

                  (B) Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by, the successors and assigns of the Company and the Investors. The rights and obligations of the Securityholders under this Agreement may only be assigned with the prior written consent of the Company and the Holders of at least a majority of each class of the then outstanding Securities, other than an assignment permitted under Section 1(B) which shall not require any consent hereunder. This Agreement shall be binding upon the Company and its successors and assigns and each Securityholder and his heirs, personal representatives, successors and permitted assigns.

                  (C) Further Execution. The parties hereto agree to execute any additional documents or instruments necessary to carry out the purposes of this Agreement.

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                  (D)      Governing Law. The validity, meaning and effect of
this Agreement shall be determined in accordance with the domestic laws of the State of New York applicable to contracts made and to be performed in that state without giving any effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                  (E) Headings. The headings herein are solely for the convenience of the parties and shall not serve to modify or interpret the text of the Sections at the beginning of which they appear.

                  (F) Severability. In the event that any court or any governmental authority or agency declares all or any part of any Section of this Agreement to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any other Section of this Agreement, and in the event that only a portion of any Section is so declared to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate the balance of such Section.

                  (G) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original but all of which shall together constitute one and the same document.

                  (H) Entire Agreement. This Agreement constitutes the entire agreement by and among the parties hereto with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

ATTEST:                                             PARK 'N VIEW, INC.


/s/ Anthony Allen
---------------------------------
                                                    By: /s/ Ian Williams
                                                       ------------------------


                           Existing Investors whose signatures appear on
Exhibit A hereto, and the Investors whose signatures appear on Exhibit B hereto

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                                    EXHIBIT A



                                         Park 'N View General Partner, Inc.


                                         By: /s/ Ian Williams
                                            -----------------------------------

                                                  Name:
                                                  Title:


                                         /s/ Ian Williams
                                         --------------------------------------
                                         Ian Williams



                                         /s /Sam Hashman
                                         --------------------------------------
                                         Sam Hashman


                                         /s/ Monte Nathanson
                                         --------------------------------------
                                         MPN Partners


                                         Nelgo Investments


                                         By: /s/ James M. O'Connell
                                            -----------------------------------
                                                  Name:
                                                  Title:


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                                    EXHIBIT A
                                   (continued)


          APA EXCELSIOR IV, L.P.

          By:     APA EXCELSIOR IV PARTNERS, L.P.
                   (Its General Partner)

                   By:     PATRICOF & CO. MANAGERS, INC.
                   (Its General Partner)


                            By: /s/ Robert Chefitz
                               --------------------------------------
                                     Name:
                                     Title:


          COUTTS & CO. (CAYMAN) LTD., CUSTODIAN FOR
          APA EXCELSIOR IV/ OFFSHORE, L.P.

          By:     PATRICOF & CO. VENTURES, INC., INVESTMENT ADVISOR

                   By: /s/ Robert Chefitz
                      --------------------------------------
                            Name:
                            Title:

          THE PA FUND, L.P.

          By:     APA PENNSYLVANIA PARTNERS, L.P.
                   (Its General Partner)

                   By: /s/ Robert Chefitz
                      --------------------------------------
                            Name:
                            Title:


          /s/ Michael Willner
          --------------------------
          Michael Willner

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                                   EXHIBIT B


          STATE OF MICHIGAN RETIREMENT SYSTEM

          By: /s/ Paul Rice
             --------------------------------------
                  Name:
                   Title:


          BENEFIT CAPITAL MANAGEMENT CORPORATION,
          as Investment Manager for The Prudential Insurance Co.
          of America, Separate Account No. VCA-GA-5298


          By: /s/ Sue DeCarlo
             --------------------------------------
                   Name:
                   Title:



          CSK VENTURE CAPITAL CO., LTD.
          as Investment Manager for CSK -1(A) Investment Fund

          By: /s/ Fumio Takahashi
             --------------------------------------
                   Name:
                   Title:


          CREDIT SUISSE (GUERNSEY) LIMITED as Trustee of Dynamic Growth Fund II

          By: /s/ K C Wallbridge
             --------------------------------------
                   Name:
                   Title:


          By: /s/ T J Woosley
             --------------------------------------
                   Name:
                   Title:


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          APA EXCELSIOR IV, L.P.

          By:     APA EXCELSIOR IV PARTNERS, L.P.
                   (Its General Partner)

                   By:     PATRICOF & CO. MANAGERS, INC.(Its General Partner)

                            By: /s/ Robert Chefitz
                               --------------------------------------
                                     Name:
                                     Title:

          COUTTS & CO. (CAYMAN) LTD., CUSTODIAN FOR
          APA EXCELSIOR IV/OFFSHORE, L.P.

          By:     PATRICOF & CO. VENTURES, INC.,
                   INVESTOR ADVISOR

                   By: /s/ Robert Chefitz
                      --------------------------------------
                            Name:
                            Title:


          THE P/A FUND, L.P.

          By:     APA PENNSYLVANIA PARTNERS, L.P.
                  (Its General Partner)

                   By: /s/ Robert Chefitz
                      --------------------------------------
                            Name:
                            Title:


           /s/ Michael Willner
          -----------------------------------
          Michael Willner